[... and also by fostering excellence in existing entities, despite difficult equity markets since 2000


Underlying earnings in US$ (million)


                            French GAAP              US GAAP
                         US Life & Savings       AXA Financial(2)
--------------------------------------------------------------------
2000 (1)                     688                      715
2003                         651                      464
1H2004                       379                      368

(1) 2000 figures grossed up for AXA Financial minorities (buyout effective January 2, 2001).

(2) Represents Financial Advisory/Insurance segment after tax adjusted earnings excluding investment gains and losses and the effects of unusual or non-recurring events or transactions.


[LOGO]                         Half Year 2004 Earnings - August 6, 2004 - Page 7

[ MONY - Expected expense savings and underlying earnings forecasts in line with acquisition assumptions

o Combined AXF and MONY run-rate pre-tax merger operating expense savings of $175m starting in 2005

o Incremental 2005 after-tax underlying earnings resulting from the implementation of the MONY acquisition are expected to be in a $170-195m range at the AXA Group level under French and US GAAP (excludes cost of internal financing through AXA Group)



[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 36

[ 1H04 net income included exceptional operations

o Reduction of the state tax liability booked on the capital gain recorded when DLJ was sold: Euro 43m net (US $53 million)


[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 44

[ DAC at June 30, 2004

                                                  Gross           Net
        AXA Financial (Euro millions)             5,361           3,485(1)

                                                        French GAAP                                   US GAAP
                                            ------------------------------------     -------------------------------------------
        $ million                             DAC      Account value      DAC/AV      DAC(A)(B)   Account value(C)        DAC/AV
        ---------                             ---      -------------      ------      ---------   -------------------     ------
Traditional Life                              853          9,242             9%           861             9,242              9%
Variable and interest
  sensitive Life                            2,432         17,179            14%         2,424            17,154             14%
Annuities                                   3,199         61,851             5%         3,192            61,897              5%
Other                                          30            512             6%            31               512              6%
--------------------------------------------------------------------------------------------------------------------------------
Total                                       6,515         88,784             7%         6,508            88,805              7%

(1)  net of tax

(A)  net of initial fee liability

(B)  excludes impact on DAC amortization of unrealized investment gains

(C) includes policyholders' account balances and future policy benefits and other policyholders liabilities net of reinsurance ceded; gross of the fair value of GMIB reinsurance contracts considered derivatives under SFAS No. 133 of $37 million

[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 49

[ DAC - AXA's Reversion-to-the-mean (RTM) methodology is justified

A significant assumption in the amortization of DAC on VA and VL&ISL products relates to projected future Separate Account (S/A) performance.

For this purpose, AXA's RTM approach in the US assumes that markets will return to an average gross long-term return estimate of 9% within 5 years and with future annual gross returns limited to a [0%-15%] corridor.

                               06/30/02     12/31/02     06/30/03     12/31/03     6/30/04
                               --------     --------     --------     --------     -------
Gross Return assumed in:
  - Year 1                         9%          15%          15%          5%           5%
  - Year 2                         9%          15%          12%          9%           9%
  - Year 3                         9%          11%           9%          9%           9%
  - Year 4                         9%           9%           9%          9%           9%
  - Year 5                         9%           9%           9%          9%           9%
-------------------------------------------------------------------------------------------
# of yrs above the mean
before reverting to the mean       0           2.5         1.25          0            0
-------------------------------------------------------------------------------------------
                                                                       Year 1       Year 1
                                   At the                            below the    below the
                                    mean                                mean         mean

[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 50

[ GMDB/IB/AB net reserves

GMDB/IB/AB reserves based on our interpretation of DSOP


                             06/30/04              06/30/04     06/30/04      06/30/04
 Unaudited                   Account       %      Net Amount   French GAAP    US GAAP
  figures                     Value      reins.   at Risk(1)   Reserve(2)    Reserve(3)
                             ($ bn)                 ($ bn)       ($ mm)       ($ mn)
 ---------                   --------   -------   ----------   -----------   ---------
GMDB
o AXA Financial                50.1       24%        3.5           52           52
---------------------------------------------------------------------------------------
GMIB
o AXA Financial                17.0       75%        0.1           34           89

     (1) Net of reinsurance and, for GMIB, with annuity margin.
     (2) Net of reinsurance.
     (3) Net of reinsurance but gross of the fair value of GMIB reinsurance contracts considered derivatives under SFAS No. 133 of $37 million at June 30, 2004.

[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 52

[ AXA Financial launched a Guaranteed Minimum Withdrawal Benefit (GMWB) on July 19


o GMWB allows limited annual withdrawals up to the initial contribution, regardless of investment performance

o    Risk exposure is managed through a dynamic delta hedging program

o    GMWB pricing is based on hedging program cost

o    Current guaranteed benefit hedge cost scenarios for GMDB, IB and WB:


------------------------------------------------------------------------------------------------------------------------------------
                                                           Current       Estimated Hedge costs (bps) at volatilities* of:
                                                            Charge   ---------------------------------------------------------------
ACCUMULATOR '04                                             (bps)         15%             22%             26%             32%
------------------------------------------------------------------------------------------------------------------------------------
GMDB
                      Annual Ratchet                          25           6              12              20              26
                      Greater of Ratchet & 6% rollup          60          41              46              50              54
------------------------------------------------------------------------------------------------------------------------------------
GMIB
                      Greater of Ratchet & 6% rollup          65          20              32              40              50
------------------------------------------------------------------------------------------------------------------------------------
GMDB & GMIB
  sold together       Greater of Ratchet & 6% rollup         125          66              80              92             104
------------------------------------------------------------------------------------------------------------------------------------
GMWB
                      7% Withdrawal Option                    50          10              34              52              79
                      5% Withdrawal Option                    35           4              21              34              53
------------------------------------------------------------------------------------------------------------------------------------
Representative Volatility                                             1 yr ended      1 yr ended        LT 95th          LT 99th
Level of:                                                               6/30/04         6/30/03        Percentile       Percentile
------------------------------------------------------------------------------------------------------------------------------------
*Wgt avg of S&P 500, Russell & Nasdaq
volatilities of:                                                     12%, 19%, 21%   22%, 21%, 27%   23%, 30%, 46%    29%, 33%, 52%
------------------------------------------------------------------------------------------------------------------------------------


[LOGO]                        Half Year 2004 Earnings - August 6, 2004 - Page 54